UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2006; February 28, 2007
GRAN TIERRA ENERGY INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	98-0479924 (I.R.S. Employer Identification No.)
Commission file number:
333-111656
300, 611 — 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (403) 265-3221
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

Item 1.01	Entry into a Material Definitive Agreement
On February 28, 2007, Gran Tierra Energy Inc. (the “Company”), entered into a $50,000,000 Revolving Credit Facility (the “Facility”), as evidenced by a credit agreement dated as of February 22, 2007, by and among: (a) the Company, as borrower; (b) Gran Tierra Energy Colombia, Ltd. and Argosy Energy Corp., as original guarantors; and (c) Standard Bank Plc, in its capacity as arranger, administrative agent and issuing bank. Argosy Energy Corp. is a wholly-owned direct subsidiary of the Company. The Company owns in excess of 99% of the partnership interests in Gran Tierra Energy Colombia, Ltd. as a limited partner, and Argosy Energy Corp. owns the remaining partnership interests as the general partner of Gran Tierra Energy Colombia, Ltd.
The Facility has a three-year term which may be extended by agreement between the parties. The borrowing base is the present value of the Company’s petroleum reserves up to maximum of $50 million. The initial borrowing base is $7 million and the borrowing base will be re-determined semi-annually based on reserve evaluation reports. The Facility includes a letter of credit sub-limit of up to $5 million. Amounts drawn down under the Facility bear interest at the Eurodollar rate plus 4%. A stand-by fee of 1% per annum is charged on the un-drawn amount of the borrowing base. The Facility is secured primarily on the Company’s Colombian assets. The Company is required to enter into a hedging agreement for the purpose of obtaining protection against fluctuations in the price of oil in respect of at least 50% of its projected aggregate net share of Colombian production after royalties for the three-year term of the Facility. Under the terms of the Facility, the Company is required to maintain compliance with specified financial and operating covenants.
In connection with entering into the Facility, the Company, Gran Tierra Energy Colombia, Ltd. and Argosy Energy Corp. entered into the following ancillary agreements (the “Related Agreements”), which primarily provide for the preservation of the collateral securing theFacility:
1.    Note For Loans, dated February 22, 2007, by the Company in favor of Standard Bank Plc.
2.    GP Pledge Agreement, dated as of February 22, 2007, by the Company in favor of Standard Bank Plc.
3.    Partnership Pledge Agreement, dated as of February 22, 2007, by and among the Company and Argosy Energy Corp., in favor of Standard Bank Plc.
4.    Collection Account Pledge Agreement, dated as of February 22, 2007, by Gran Tierra Energy Colombia, Ltd. in favor of Standard Bank Plc.
5.    ISDA 2002 Master Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc, and the Schedule thereto.
6.    Blocked Account Control Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd., Standard Bank Plc and JPMorgan Chase Bank.

7.    Share Pledge Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc.
8.    First Priority Open Pledge Agreement Over Credit Rights Derived From A Crude Oil Commercial Sales Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd. and Standard Bank Plc.
A copy of the Facility and the Related Agreements are filed as exhibits to this Current Report on Form 8-K, and the description of the Facility set forth above is qualified in its entirety by reference to the Facility and Related Agreements as filed.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
As described in the Company’s Current Report on Form 8-K filed on June 21, 2006 and the Company’s Current Report on Form 8-K filed on July 5, 2006, on June 20, 2006 the Company sold an aggregate of 50,000,000 units of its securities at a price of $1.50 per unit for gross proceeds of $75 million (the “Purchase Price”), pursuant to three separate Securities Purchase Agreements, dated June 20, 2006, and one Securities Purchase Agreement, dated June 30, 2006. Each unit comprises one share of the Company’s common stock and one warrant to purchase one-half of a share of its common stock, resulting in the issuance of 50,000,000 shares of its common stock and warrants to purchase 25,000,000 shares of its common stock. In connection with the issuance of these securities, the Company entered into four separate Registration Rights Agreements with the investors pursuant to which the Company agreed to register for resale the shares and warrants (and shares issuable pursuant to the warrants) issued to the investors in the offering by November 17, 2006 (the “Mandatory Effective Date”). In the event that the registration statement was not declared effective by the Securities and Exchange Commission by that date, the Company would be required to pay liquidated damages to the investors.
The investors have the right to take the liquidated damages either in cash or in shares of the Company’s common stock, at their election. Liquidated damages are calculated as one percent (1%) of the Purchase Price for the first month after the Mandatory Effective Date; one and one-half percent (1.5%) commencing on the first day of the second month through the last day of the third month after the Mandatory Effective Date; two percent (2%) commencing on the first day of the fourth month through the last day of the fifth month after the Mandatory Effective Date; and thereafter a one-half percent (0.5%) increase each quarter for such time period beyond the Mandatory Effective Date that such registration statement is not effective. If the Company fails to pay the cash payment to an investor entitled thereto by the due date, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such investor, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The total amount of liquidated damages payable including any interest thereon, shall in no event exceed twenty five percent (25%) of the Purchase Price for the units.
The Company filed the registration statement but as yet has not been able to cause the registration statement to become effective and, as a result, has incurred the obligation to pay approximately $3.9 million in liquidated damages as at the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	$50,000,000 Revolving Credit Facility, dated as of February 22, 2007, by and among the Company, Gran Tierra Energy Colombia, Ltd., Argosy Energy Corp. and Standard Bank Plc.

10.2	Note For Loans, dated February 22, 2007, by the Company in favor of Standard Bank Plc.

10.3	GP Pledge Agreement, dated as of February 22, 2007, by the Company in favor of Standard Bank Plc.

10.4	Partnership Pledge Agreement, dated as of February 22, 2007, by and among the Company and Argosy Energy Corp., in favor of Standard Bank Plc.

10.5	Collection Account Pledge Agreement, dated as of February 22, 2007, by Gran Tierra Energy Colombia, Ltd. in favor of Standard Bank Plc.

10.6	ISDA 2002 Master Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc, and the Schedule thereto.

10.7	Blocked Account Control Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd., Standard Bank Plc and JPMorgan Chase Bank.

10.8	Share Pledge Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc.

10.9	First Priority Open Pledge Agreement Over Credit Rights Derived From A Crude Oil Commercial Sales Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd. and Standard Bank Plc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 6, 2007		GRAN TIERRA ENERGY INC

	By:	/s/ Martin H. Eden

Martin H. Eden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	$50,000,000 Revolving Credit Facility, dated as of February 22, 2007, by and among the Company, Gran Tierra Energy Colombia, Ltd., Argosy Energy Corp. and Standard Bank Plc.

10.2	Note For Loans, dated February 22, 2007, by the Company in favor of Standard Bank Plc.

10.3	GP Pledge Agreement, dated as of February 22, 2007, by the Company in favor of Standard Bank Plc.

10.4	Partnership Pledge Agreement, dated as of February 22, 2007, by and among the Company and Argosy Energy Corp., in favor of Standard Bank Plc.

10.5	Collection Account Pledge Agreement, dated as of February 22, 2007, by Gran Tierra Energy Colombia, Ltd. in favor of Standard Bank Plc.

10.6	ISDA 2002 Master Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc, and the Schedule thereto.

10.7	Blocked Account Control Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd., Standard Bank Plc and JPMorgan Chase Bank.

10.8	Share Pledge Agreement, dated as of February 22, 2007, by and among the Company and Standard Bank Plc.

10.9	First Priority Open Pledge Agreement Over Credit Rights Derived From A Crude Oil Commercial Sales Agreement, dated as of February 22, 2007, by and among Gran Tierra Energy Colombia, Ltd. and Standard Bank Plc.